UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2006
INCO LIMITED
(Exact name of Registrant as specified in its charter)

CANADA	1-1143	98-0000676
(Province or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number (if applicable))
145 King Street West, Suite 1500,
Toronto, Ontario M5H 4B7
(416) 361-7511
(Address and Telephone Number of Registrant’s Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03   Material Modification to Rights of Security Holders.
Inco Limited (“Inco”) has a shareholder rights plan administered under the Shareholder Rights Plan Agreement (the “Inco Rights Plan”), dated as of September 14, 1998 and as amended and restated as of April 20, 2005, between Inco and CIBC Mellon Trust Company, as rights agent. The rights issued under the Inco Rights Plan are attached to and trade with Inco’s common shares. Holders of Inco’s Convertible Debentures, Subordinated Convertible Debentures and LYON Notes (as those terms are defined in Note 13 to the financial statements under Item 8 of Inco’s annual report on Form 10-K for the fiscal year ended December 31, 2005) and the certificates of entitlement attached thereto (which entitle their holders to receive rights in the event that the related security is converted into Inco common shares) would generally be entitled to receive, upon conversion of the relevant security and presentment of the certificate of entitlement, respectively, rights in an amount equal to the number of Inco common shares issued upon conversion of such securities. The Inco Rights Plan is designed to (i) encourage the fair and equal treatment of shareholders in connection with any bid for control of Inco by providing them with more time than the minimum statutory period during which such bid must remain open in order to fully consider their options and (ii) provide Inco’s Board of Directors with additional time, if appropriate, to pursue other alternatives to maximize shareholder value. The Inco Rights Plan, which is described in “Items 1. and 2. Business and Properties of Inco Limited — Shareholder Rights Plan” in Inco’s annual report on Form 10-K for the fiscal year ended December 31, 2005, was to remain in effect until October 2008. This summary is qualified by reference to the Inco Rights Plan, which is incorporated herein by reference to Exhibit A to Inco’s 2005 Proxy Statement attached as Exhibit 99 to Inco’s Annual Report on Form 10-K for the year ended December 31, 2004).
On July 20, 2006, Inco Limited (“Inco”) and Teck Cominco Limited (“Teck”) consented to a cease trade order (the “Order”) by the Ontario Securities Commission (the “OSC”) whereby the Inco Rights Plan will cease to apply as of 4:30 p.m. (Toronto time) on Wednesday, August 16, 2006. The Order was made on July 20, 2006. As a result, the hearing previously scheduled to take place before the OSC on Friday, July 21, 2006 to consider Teck’s application to cease trade the Inco Rights Plan did not occur.
Important Legal Information
This Form 8-K may be deemed to be solicitation material in respect of Inco’s proposed combination with Falconbridge. Inco filed with the U.S. Securities and Exchange Commission (the “SEC”), on October 24, 2005 and July 14, 2006, registration statements on Form F-8, which include Inco’s offer and take-over bid circular, and has filed amendments thereto, which include the notices of extension and variation, and will file further amendments thereto as required, in connection with the proposed combination with Falconbridge. The offer and take-over bid circular and the notices of variation and extension have been sent to shareholders of Falconbridge Limited. Inco has also filed, and will file (if required), other documents with the SEC in connection with the proposed combination. Falconbridge has filed a Schedule 14D-9F in connection with Inco’s offer and has filed, and will file (if required), other documents regarding the proposed combination, in each case with the SEC.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
INVESTORS AND SECURITYHOLDERS ARE URGED TO READ INCO’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 THAT INCO FILED WITH THE SEC ON MAY 31, 2006, AND ANY AMENDMENTS INCO MAY FILE THERETO, AS IT CONTAINS, AND SUCH AMENDMENTS, IF ANY, WILL CONTAIN, IMPORTANT INFORMATION REGARDING TECK COMINCO’S PROPOSED COMBINATION WITH INCO.
This Form 8-K is not a solicitation of a proxy from any security holder of Inco or Phelps Dodge in respect of Inco’s proposed combination with Phelps Dodge. Inco intends to file a Management Information Circular regarding the proposed combination with the securities commissions or equivalent regulatory authorities in Canada and to provide the Management Information Circular to Inco shareholders and Phelps Dodge has filed a preliminary Proxy Statement on Schedule 14A regarding the proposed combination with the SEC. WE URGE INVESTORS TO CAREFULLY READ THE MANAGEMENT INFORMATION CIRCULAR, AND ANY AMENDMENTS INCO MAY FILE THERETO, WHEN IT BECOMES AVAILABLE BECAUSE IT, AND ANY SUCH AMENDMENTS, IF ANY, WILL CONTAIN IMPORTANT INFORMATION ABOUT INCO, PHELPS DODGE AND THE PROPOSED COMBINATION. WE URGE INVESTORS TO CAREFULLY READ THE PROXY STATEMENT, AND ANY AMENDMENTS PHELPS DODGE MAY FILE THERETO, BECAUSE IT AND SUCH AMENDMENTS, IF ANY, WILL CONTAIN IMPORTANT INFORMATION ABOUT INCO, PHELPS DODGE AND INCO’S PROPOSED COMBINATION WITH PHELPS DODGE.
Inco, Phelps Dodge and their executive officers and directors may be deemed to be participants in the solicitation of proxies from Inco and Phelps Dodge security holders in favor of Inco’s proposed combination with Phelps Dodge. Information regarding the security ownership and other interests of Inco’s and Phelps Dodge’s executive officers and directors will be included in the Management Information Circular and Proxy Statement, respectively.
Investors and security holders may obtain copies of the offer and take-over bid circular, the notices of variation and extension, the registration statement, the Solicitation/Recommendation Statement and Inco’s, Falconbridge’s and Phelps Dodge’s other public filings made from time to time by Inco, Falconbridge and Phelps Dodge with the Canadian Securities Regulators, at www.sedar.com, and with the SEC at the SEC’s web site, www.sec.gov, free of charge. The Management Information Circular (when it becomes available) may also be obtained free of charge at www.sedar.com. In addition, the offer and take-over circular and the other disclosure documents may be obtained free of charge by contacting Inco’s media or investor relations departments.
Item 9.01 Financial Statements and Exhibits.
23.1	Consent of Dr. Lawrence B. Cochrane.

99.1	Material change report of Inco Limited filed July 25, 2006 concerning the Inco Rights Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INCO LIMITED

By:	/s/ Simon A Fish

Simon A. Fish, Esq.
Executive Vice-President, General Counsel
and Secretary
Date: July 25, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Dr. Lawrence B. Cochrane

99.1	Material change report of Inco Limited filed July 25, 2006 concerning the Inco Rights Plan